Commitments, Contingencies and Guarantees	12 Months Ended
Dec. 31, 2017
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Commitments, Contingencies and Guarantees
COMMITMENTS, CONTINGENCIES AND GUARANTEES:
At December 31, 2017, we have future minimum lease payments as follows:

	Operating Leases	Finance Leases
2018	$33.2	$13.2
2019	25.7	2.0
2020	15.5	1.6
2021	9.2	1.1
2022	7.4	0.3
Thereafter	25.4	—
Total future minimum lease payments	$116.4	18.2
Less: amount representing interest		(0.5)
Present value of future minimum finance lease payments (note 12)		17.7
Less: current portion of finance lease obligations		(12.9)
Long-term portion of finance lease obligations		$4.8

Our operating lease commitments primarily relate to premises. Our finance lease commitments relate to equipment, including $11.1 as at December 31, 2017 for our solar panel manufacturing equipment in Asia (see notes 4 and 12). In connection with the anticipated disposition of such solar equipment, we terminated and settled the lease obligations in full in January 2018. As at December 31, 2017, we had committed $27.5 for capital expenditures, principally for machinery and equipment to support new customer programs.
We have contingent liabilities in the form of letters of credit, letters of guarantee and surety bonds (collectively, Guarantees) which we have provided to various third parties. The foregoing Guarantees cover various payments, including customs and excise taxes, utility commitments and certain bank guarantees. At December 31, 2017, the Guarantees amounted to $36.8 (December 31, 2016 — $37.8), including $23.2 (December 31, 2016 — $25.8) of letters of credit outstanding under the Revolving Facility.
We are also required to make contributions under our pension and non-pension post-employment benefit plans (see note 19), and quarterly mandatory principal repayments under the Term Loan (see note 12). See note 21 for our obligations under the foreign exchange contracts we held at December 31, 2017.
In addition to the Guarantees, we provide routine indemnifications, the terms of which range in duration and often are not explicitly defined. These may include indemnifications against third-party intellectual property infringement claims and certain third-party negligence claims for property damage. We have also provided indemnifications in connection with the sale of certain businesses and real property. The maximum potential liability from these indemnifications cannot be reasonably estimated. In some cases, we have recourse against other parties to mitigate our risk of loss from these indemnifications. Historically, we have not made significant payments relating to these types of indemnifications.
Litigation:
In the normal course of our operations, we may be subject to lawsuits, investigations and other claims, including environmental, labor, product, customer disputes and other matters. Management believes that adequate provisions have been recorded where required. Although it is not always possible to estimate the extent of potential costs, if any, management believes that the ultimate resolution of all such pending matters will not have a material adverse impact on our financial performance, financial position or liquidity.
In 2007, securities class action proceedings were initiated against us and our former Chief Executive and Chief Financial Officers in the Ontario Superior Court of Justice. The proceedings were dismissed on January 16, 2017 with no payments by the defendants.

Income taxes:
We are subject to tax audits of historical information by tax authorities in various jurisdictions, which could result in additional tax expense in future periods relating to prior results. Reviews by tax authorities generally focus on, but are not limited to, the validity of our inter-company transactions, including financing and transfer pricing policies which generally involve subjective areas of taxation and a significant degree of judgment. If any of these tax authorities are successful with their challenges, our income tax expense may be adversely affected and we could also be subject to interest and penalty charges.
As previously disclosed, Canadian tax authorities had taken the position that the income reported by one of our Canadian subsidiaries should have been materially higher in 2001 and 2002 and materially lower in 2003 and 2004 as a result of certain inter-company transactions (Transfer Pricing Matters). In connection therewith, such authorities reassessed tax amounts owed by us, and also imposed limitations on benefits associated with favorable adjustments (Benefits Limitation). We had appealed this decision and sought resolution of the Transfer Pricing Matters from the relevant Competent Authorities under applicable treaty principles. In the third quarter of 2016, the Canadian and U.S. tax authorities informed us that a mutual conclusion had been reached with respect to the Transfer Pricing Matters, and the Canadian tax authorities withdrew their position, reversing the adjustments for the years 2001 through 2004. The Canadian tax authorities also reversed the adverse adjustments related to the Benefits Limitation. In connection therewith, in the second half of 2016, we recorded aggregate current income tax recoveries of $45 million Canadian dollars (approximately $34 at the exchange rates at the time of recording) to reverse previously recorded provisions for tax uncertainties related to transfer pricing, as well as aggregate refund interest income of $19 million Canadian dollars (approximately $14 at the exchange rates at the time of recording) for cash held on account with the tax authorities in connection with the Benefits Limitation and Transfer Pricing Matters.
Canadian tax authorities had also taken the position that certain interest amounts deducted by one of our Canadian entities in 2002 through 2004 on historical debt instruments should be re-characterized as capital losses (Canadian Interest Matter), a position which we had previously appealed. In 2016, the Canadian tax authorities issued revised reassessments, which primarily had the effect of reducing unrecognized gross deferred tax assets and virtually eliminating the net income tax expense. As the net impact of the revised reassessments was nominal, we accepted them and the matter was closed in 2016.
As a result of the resolution of the Transfer Pricing Matters, Benefits Limitation and the Canadian Interest Matter, we received $70 million Canadian dollars (approximately $52 at settlement date exchange rates) during the fourth quarter of 2016, representing the refund of cash previously deposited on account with the Canadian tax authorities and related refund interest income. We also received $6 million Canadian dollars (approximately $4 at settlement date exchange rates) in January 2017. The aggregate amount of cash refunds received represented the return of all deposits and related refund interest in respect of the Canadian tax matters.

In 2015, we de-recognized the future benefit of certain Brazilian tax losses, which were previously recognized on the basis that these tax losses could be fully utilized to offset unrealized foreign exchange gains on inter-company debts that would become realized in the fiscal period ending on the date of dissolution of our Brazilian subsidiary. Due to the then-weakening of the Brazilian real against the U.S. Dollar, the unrealized foreign exchange gains had diminished to the point where the tax cost to settle such inter-company debt was significantly reduced. Accordingly, our Brazilian inter-company debts were settled on April 7, 2015 triggering a tax liability of $1 and the relevant tax costs related to the foreign exchange gains were accrued as at December 31, 2015.

The successful pursuit of the assertions made by any taxing authority could result in our owing significant amounts of tax, interest and possibly penalties. We believe we adequately accrue for any probable potential adverse tax ruling. However, there can be no assurance as to the final resolution of any claims and any resulting proceedings. If any claims and any ensuing proceedings are determined adversely to us, the amounts we may be required to pay could be material, and could be in excess of amounts accrued.
Other matters:
In 2017, the Brazilian Ministry of Science, Technology, Innovation and Communications (MCTIC) issued assessments seeking to disqualify certain amounts of research and development (R&D) expenses for the years 2006 to 2009, which entitled our Brazilian subsidiary (which ceased operations in 2009) to charge reduced sales tax levies to its customers. The assessments against our Brazilian subsidiary (including interest and penalties) total approximately 39 million Brazilian real (approximately $12 at year-end exchange rates) for such years. Although we cannot predict the outcome of this matter, we believe that our R&D activities for the period are supportable, and it is probable that our position will be sustained upon full examination by the appropriate Brazilian authorities and, if necessary, upon consideration by the Brazilian judicial courts. Our position is supported by our Brazilian legal advisers.